Accounts Payable and Accrued Expenses	12 Months Ended
Dec. 31, 2020
Payables and Accruals [Abstract]
Accounts Payable and Accrued Liabilities Disclosure	Accounts Payable and Accrued Expenses
Accounts payable and accrued expenses consist of the following:

	As of
(in thousands)	December 31, 2020	December 31, 2019
Accounts payable	$4,695	$4,984
Accrued operating	20,648	36,177
Accrued administrative	10,791	7,585
Accounts payable and accrued expenses	$36,134	$48,746
Accounts payable primarily consists of obligations to suppliers arising in the normal course of business. Accrued operating relates to obligations arising from operation of the Company’s owned, finance leased and chartered-in vessels (see Note 5, “Leases” for additional information), such as operating costs. Accrued administrative relates to obligations that are corporate or financing in nature, such as payroll, professional fees, interest and commitment fees.